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                                   EXHIBIT 24



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                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Argosy Gaming Company, a Delaware corporation, in connection with its exchange offer for its 13-1/4% First Mortgage Notes due 2004 is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints J. Thomas Long and Joseph G. Uram, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Registration Statement and to file such Registration Statement and the exhibits thereto and sign and file any and all amendments thereto and other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 28, 1996                     /s/F. LANCE CALLIS
      ----------------                  ------------------------------
                                               (Signature)

                                        F. LANCE CALLIS
                                        ------------------------------
                                               (Print Name)

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Argosy Gaming Company, a Delaware corporation, in connection with its exchange offer for its 13-1/4% First Mortgage Notes due 2004 is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints J. Thomas Long and Joseph G. Uram, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Registration Statement and to file such Registration Statement and the exhibits thereto and sign and file any and all amendments thereto and other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 28, 1996                          /s/WILLIAM F. CELLINI
      ----------------                       ------------------------------
                                                  (Signature)

                                             WILLIAM F. CELLINI
                                             ------------------------------
                                                  (Print Name)

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Argosy Gaming Company, a Delaware corporation, in connection with its exchange offer for its 13-1/4% First Mortgage Notes due 2004 is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints J. Thomas Long and Joseph G. Uram, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Registration Statement and to file such Registration Statement and the exhibits thereto and sign and file any and all amendments thereto and other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 28, 1996                          /s/GEORGE L. BRISTOL
      ----------------                       ------------------------------
                                                  (Signature)

                                             GEORGE L. BRISTOL
                                             -------------------------------
                                                  (Print Name)

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Argosy Gaming Company, a Delaware corporation, in connection with its exchange offer for its 13-1/4% First Mortgage Notes due 2004 is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints J. Thomas Long and Joseph G. Uram, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Registration Statement and to file such Registration Statement and the exhibits thereto and sign and file any and all amendments thereto and other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 28, 1996                          /s/JIMMY F. GALLAGHER
      ----------------                       ------------------------------
                                                  (Signature)

                                             JIMMY F. GALLAGHER
                                             ------------------------------
                                                  (Print Name)

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Argosy Gaming Company, a Delaware corporation, in connection with its exchange offer for its 13-1/4% First Mortgage Notes due 2004 is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints J. Thomas Long and Joseph G. Uram, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Registration Statement and to file such Registration Statement and the exhibits thereto and sign and file any and all amendments thereto and other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 28, 1996                          /s/JOHN B. PRATT, SR.
      ----------------                       ------------------------------
                                                  (Signature)

                                             JOHN B. PRATT, SR.
                                             ------------------------------
                                                  (Print Name)

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Argosy Gaming Company, a Delaware corporation, in connection with its exchange offer for its 13-1/4% First Mortgage Notes due 2004 is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints J. Thomas Long and Joseph G. Uram, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Registration Statement and to file such Registration Statement and the exhibits thereto and sign and file any and all amendments thereto and other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 28, 1996                          /s/WILLIAM McENERY
      ----------------                       ------------------------------
                                                  (Signature)

                                             WILLIAM McENERY
                                             ------------------------------
                                                  (Print Name)

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Argosy Gaming Company, a Delaware corporation, in connection with its exchange offer for its 13-1/4% First Mortgage Notes due 2004 is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, hereby constitutes and appoints J. Thomas Long and Joseph G. Uram, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Registration Statement and to file such Registration Statement and the exhibits thereto and sign and file any and all amendments thereto and other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 28, 1996                          /s/EDWARD F. BRENNAN
      ----------------                       ------------------------------
                                                  (Signature)

                                             EDWARD F. BRENNAN
                                             ------------------------------
                                                  (Print Name)